UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by:

Registrant
X	Party other than the Registrant

Check the appropriate box:

X	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

Adair International Oil and Gas, Inc.
(Name of Registrant as Specified In Its Charter)

SCORE Group, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies: Common Stock

2) Aggregate number of securities to which transaction applied: 150,000,000

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Does Not Apply

4) Proposed maximum aggregate value of transaction: Does Not Apply

5) Total fee paid: No Fee Required

Fee paid previously with preliminary materials.
Fee paid previously with preliminary materials. Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: Does Not Apply

2) Form, Schedule or Registration Statement No.: Does Not Apply

3) Filing Party: Does Not Apply

4) Date Filed: Does Not Apply

THIS PROXY IS SOLICITED ON BEHALF OF THE

SCORE GROUP, INC.

IN SUPPORT OF THE SCORE GROUP NOMINEES
TO ELECT AN ENTIRELY NEW BOARD OF DIRECTORS FOR

ADAIR INTERNATIONAL OIL AND GAS, INC.

THIS IS NOT A SOLICITATION ON BEHALF OF OR IN SUPPORT OF
THE CORPORATION'S CURRENT BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard G. Boyce as Proxy of the undersigned, with full power to appoint his substitute, and authorizes him to represent all shares of common stock, par value $ 0.00 per share, of ADAIR INTERNATIONAL OIL AND GAS, INC. ("AIGI" or the "Corporation") held of record by the undersigned as of the close of business on June 17, 2002, and to vote all of those shares at the 2001 Annual Meeting of the Corporation's shareholders to be held at Chase Center Auditorium, 601 Travis, Houston, Texas 77002 at 9:00 am local time, on July 15, 2002 and at any adjournment, postponement or rescheduling thereof.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this Proxy will be voted FOR the SCORE Group Nominees. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the AIGI 2001 Annual Meeting and any adjournment, postponement or rescheduling thereof. An AIGI shareholder wishing to vote in accordance with the SCORE Group, Inc. recommendations need only sign and date this Proxy card and return it in the enclosed postage-paid envelope.

The undersigned hereby acknowledges receipt of a copy of the accompanying Proxy Statement with respect thereto and hereby revokes any Proxy or Proxies heretofore given. This Proxy may NOT be revoked at any time before it is exercised, this is an IRREVOCABLE Proxy. Pursuant to Article 2.11 of the Bylaws of the Corporation this Proxy is no longer valid after eleven months from the date of its execution.

PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

PROXY CARD

PROPOSAL TO ELECT AS DIRECTORS of Adair International Oil and Gas, Inc. (the "Corporation"), the SCORE Group Nominees as the entire Board of Directors of the Corporation to serve for a one-year term or until their successors are elected and shall qualify.

ITEM 1: ELECTION OF DIRECTORS

Nominees	FOR	WITHHELD
	ALL	FOR ALL
Richard G. Boyce
John A. Brush
Charles R. Close

To withhold authority to vote FOR a particular nominee, write that nominee's name below. Your shares will be voted for the remaining nominee(s).

______________________________________________________________________

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the AIGI 2001 Annual Meeting and any adjournment, postponement, or rescheduling thereof.

Please sign your name exactly as shown here. If more than one holder, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the Proxy card should be signed by a duly authorized person, indicating title or authority.

Please be sure to sign and date this Proxy.

Date: _____________________________

_________________________________

_________________________________

Shareholder(s) signature(s)

PLEASE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.